RESTRUCTURING	12 Months Ended
Dec. 31, 2017
Restructuring And Related Activities [Abstract]
RESTRUCTURING

NOTE 5—RESTRUCTURING

To sustain profitability and growth, during the fourth quarter of 2017, we initiated Fit 2 Grow (“F2G”), a value improvement program to further reduce our costs. This initiative was undertaken to rationalize non-operating labor expenses and generate asset-based savings. Under F2G, we expect to incur approximately $3 million in restructuring costs and the effort is expected to be substantially complete in the second half of 2018. No substantial costs related to F2G were incurred in 2017.

Restructuring initiatives are driven and managed by our corporate management. Those costs are not allocated to our reportable segments and are reported under Corporate and Other.

Restructuring expenses are reported as a component of Other operating (income) expenses, net, in our Consolidated Statements of Operations. Previously, restructuring expenses were presented separately in our Consolidated Statements of Operations.

No substantial restructuring costs were incurred in 2017. The restructuring costs incurred in 2016 and 2015 and from inception to December 31, 2017, by major cost type is presented below.

	Year ended December 31,		Incurred from inception to
	2016	2015	December 31, 2017
	(In thousands)
Americas Restructuring	$(1,350)	$2,308	$6,883

McDermott Profitability Initiative
Severance and other personnel-related costs	2,590	15,217	17,807
Asset impairment and disposal	-	7,471	7,471
Legal and other advisor fees	222	7,414	11,639
Other	2,436	7,609	10,045
	5,248	37,711	46,962
Additional Overhead Reduction
Severance and other personnel-related costs	5,012	-	5,012
Legal and other advisor fees	1,968	800	2,768
Other	385	-	385
	7,365	800	8,165

Total	$11,263	$40,819	$62,010